EXHIBIT (14)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Proxy Statement and Prospectus and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our report dated February 25, 2002 relating to the December 31, 2001 financial statements and financial highlights of The Lipper High Income Bond Fund appearing in the December 31, 2001 Annual Report to Shareholders of The Lipper
High Income Bond Fund, which is also incorporated by reference into the N-14 Registration Statement. We also consent to the reference to us under the heading "Experts" in such N-14 Registration Statement. We also consent to the incorporation by reference of our report in the Registration Statement on Form N-1A ("the N-1A Registration Statement") and to the references to us under the headings "Financial Statements," "Financial Highlights" and "Independent Accountants" in that Fund's N-1A Registration Statement dated April 30, 2002 which is incorporated by reference in the N-14 Registration Statement.



                                    /s/ PRICEWATERHOUSECOOPERS LLP
                                    ------------------------------
                                    PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
May 20, 2002

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Experts" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information in the N-14 filing of Neuberger Berman Income Funds, and to the incorporation by reference of our report dated December 5, 2001 for Neuberger Berman High Yield Bond Fund (a series of the Neuberger Berman Income Funds) included in the October 31, 2001 Annual Reports to Shareholders of Neuberger Berman Income Funds.



                                          /s/ ERNST & YOUNG LLP
                                          ---------------------
                                              ERNST & YOUNG LLP

Boston, Massachusetts
May 20, 2002